EXHIBIT 10.25

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 24, 2008 by and among:

(1) ROCK-TENN FINANCIAL, INC., a Delaware corporation (“Borrower”),

(2) ROCK-TENN CONVERTING COMPANY, a Georgia corporation, as initial servicer (together with Borrower, the “Loan Parties”),

(3) NIEUW AMSTERDAM RECEIVABLES CORPORATION, a Delaware corporation (“Nieuw Amsterdam”), and COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, as a Liquidity Bank to Nieuw Amsterdam and as Nieuw Amsterdam Agent,

(4) THREE PILLARS FUNDING LLC, a Delaware limited liability company (“TPF”), SUNTRUST BANK, as a Liquidity Bank to TPF, and SUNTRUST ROBINSON HUMPHREY, INC., a Tennessee corporation (“STRH”), as TPF Agent, and

(4) STRH, as Administrative Agent,

with respect to that certain Second Amended and Restated Credit and Security Agreement dated as of September 2, 2008, by and among the parties hereto (as heretofore amended, the “Existing Agreement” which, as amended hereby, is hereinafter referred to as the “Agreement”).

Unless otherwise indicated, capitalized terms used in this Amendment are used with the meanings attributed thereto in the Existing Agreement.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend certain provisions of the Existing Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendment to Existing Agreement. Subject to the terms and conditions hereinafter set forth, the Existing Agreement is hereby amended as follows:

(a) Section 2.1(e) thereof is amended and restated in its entirety as follows:

“(e) (i) all accrued and unpaid CP Costs with respect to any CP Rate Loan made by a Pool Funded Conduit on each Settlement Date and (ii) all accrued and unpaid CP Costs with respect to any CP Rate Loan made by a Conduit that is not a Pool Funded Conduit on each Settlement Date; and”

(b) Section 3.3 thereof is amended and restated in its entirety as follows:

“Section 3.3 CP Costs Payments. (a) With respect to CP Rate Loans made by a Pooled Fund Conduit, on each Settlement Date, Borrower shall pay to each of the Co-Agents (for the benefit of its respective Conduit) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the principal associated with all such CP Rate Loans of such Conduit for the calendar month then most recently ended and (b) with respect to CP Rate Loans made by a Conduit that is not a Pooled Fund Conduit, on each Settlement Date, Borrower shall pay to each of the Co-Agents (for the benefit of its respective Conduit) an aggregate amount equal to all accrued and unpaid CP Costs in respect of the principal associated with all such CP Rate Loans of such Conduit, in each case in accordance with Article II.”

(c) The definition of Default Horizon Ratio appearing in Exhibit I thereto is amended and restated in its entirety as follows:

““Default Horizon Ratio” means, as of any Cut-Off Date, the ratio (expressed as a decimal) computed by dividing (i) the aggregate sales generated by the Originators during the 4 Calculation Periods ending on such Cut-Off Date, by (ii) the Net Pool Balance as of such Cut-off Date.”

(d) Clause (b) of the definition of Eligible Receivable appearing in Exhibit I thereto is amended and restated in its entirety as follows:

“(b) (i) which by its terms is due and payable not greater than 120 days from the original invoice date thereof and (ii) which is not a Delinquent Receivable or a Defaulted Receivable,”

(e) The definition of Excess Terms Allowance appearing in Exhibit I thereto is amended and restated in its entirety as follows:

““Excess Terms Allowance” means the excess, if any, of the aggregate Outstanding Balance of all Eligible Receivables which by their terms are due and payable greater than 60 days from the original invoice date thereof that exceeds 2.0% of the Outstanding Balance of all Eligible Receivables.”

2. Representations.

2.1. Each of the Loan Parties represents and warrants to the Lenders and the Agents that it has duly authorized, executed and delivered this Amendment and that the Agreement constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. Each of the Loan Parties further represents and warrants to the Lenders and the Agents that each of its representations and warranties set forth in Section 5.1 of the Existing Agreement and the Agreement is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

3. Condition Precedent. This Amendment shall become effective as of the date first above written upon (a) receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto and (b) satisfaction of the Rating Agency Condition with respect to Nieuw Amsterdam.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Agreement and each of the other Transaction Documents to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

4.3. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT:

4.3.1. IT IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR GEORGIA STATE COURT SITTING IN FULTON COUNTY, GEORGIA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH PERSON PURSUANT TO THIS AMENDMENT, AND IT PARTY HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF ANY AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST ANY AGENT OR ANY LENDER OR ANY AFFILIATE OF ANY AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT OR ANY DOCUMENT EXECUTED BY SUCH LOAN PARTY PURSUANT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN A COURT IN FULTON COUNTY, GEORGIA.

4.3.2. TO THE EXTENT THAT IT HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM THE JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID TO EXECUTION, EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER OR IN CONNECTION WITH THE AGREEMENT.

4.4. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

<Signature pages follow>

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ROCK-TENN FINANCIAL, INC.

By:	/s/ Gregory L. King
Name:	Gregory L. King
Title:	President & Secretary

ROCK-TENN CONVERTING COMPANY

By:	/s/ John Stakel
Name:	John Stakel
Title:	Vice President - Treasurer

[First Amendment to Second Amended and Restated Credit and Security Agreement]

NIEUW AMSTERDAM RECEIVABLES CORPORATION

By:	/s/ David V. DeAngelis
Name:	David V. DeAngelis
Title:	Vice President

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, INDIVIDUALLY AS A LIQUIDITY BANK AND AS NIEUW AMSTERDAM AGENT

By:	/s/ Brett Delfino
Name:	Brett Delfino
Title:	Executive Director

By:	/s/ Stephen G. Adams
Name:	Stephen G. Adams
Title:	Executive Director

[First Amendment to Second Amended and Restated Credit and Security Agreement]

THREE PILLARS FUNDING LLC

By:	/s/ Doris J. Hearn
Name:	Doris J. Hearn
Title:	Vice President

SUNTRUST BANK, INDIVIDUALLY AS A LIQUIDITY BANK

By:	/s/ Bradley J. Staples
Name:	Bradley J. Staples
Title:	Managing Director

SUNTRUST ROBINSON HUMPHREY, INC., AS TPF AGENT AND AS ADMINISTRATIVE AGENT

By:	/s/ Joseph R. Franke
Name:	Joseph R. Franke
Title:	Director

[First Amendment to Second Amended and Restated Credit and Security Agreement]